Exhibit 99.1

BY-LAWS

OF

POORE BROTHERS, INC.

(As amended and restated on January 11, 2005)

ARTICLE I:  IDENTIFICATION

Section 1.  Name.  The name of the corporation is Poore Brothers, Inc. (the “Corporation”).

Section 2.  Seal.  Upon the seal of the Corporation shall appear the name of Corporation and the state and year of incorporation, and the words “Corporate Seal.”

Section 3.  Offices.  The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.  The Corporation may also have other offices at such other places, either within or without the State of Delaware, as the Board of Directors may determine or as the activities of the Corporation may require.

ARTICLE II:  MEETINGS OF STOCKHOLDERS

Section 1.  Place of Meetings.  Meetings of the stockholders shall be held at such place, either within or without the State of Delaware, as may be fixed from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.  Annual Meeting.  An annual meeting of the stockholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held each year on such date in the first six months of the Corporation’s fiscal year as shall be designated by the President, or in the absence of such designation, on the first Tuesday of the seventh month of the fiscal year, if not a legal holiday, and if a legal holiday, then on the next succeeding business day, or on such other date and time as shall be designated from time to time by the Board of Directors.

Section 3.  Special Meeting.  Special meetings of the stockholders may be called by the Board of Directors or the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors.  Such request shall state the purpose or purposes of the proposed meeting.

Section 4.  Notice and Waiver.  Written notice of each meeting of stockholders, stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than 60 days prior to each meeting, to each stockholder of record entitled to vote at such meeting by leaving such notice with him personally or by transmitting such notice with confirmed delivery (including by telex, cable or other form of recorded communication, provided that delivery of such notice in written form is confirmed in a writing) to his residence or usual place of business, or by depositing such notice in the mails in a postage-prepaid envelope addressed to him at his post office address as it appears on the corporate records of the Corporation.  Notice of any meeting of stockholders may be waived in writing by all stockholders entitled to vote at such meeting.  Attendance at a meeting by any stockholder shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 5.  Stockholder List.  The officer who has charge of the stock ledger of the Corporation shall, at least ten days before each meeting of stockholder’s, prepare a complete alphabetically addressed list of the stockholders entitled to vote at the meeting, with the number of shares held by each.  Said list shall be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held.  The list shall be available for inspection at the meeting.  Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting.

Section 6.  Quorum and Required Vote.  The holders of a majority of the stock entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders except as otherwise specifically provided by these By-Laws, by the Certificate of Incorporation or by statute.  The affirmative vote, at a meeting of stockholders duly held and at which a quorum is present, of a majority of the voting power of the shares represented at such meeting which are entitled to vote on the subject mater shall be the act of the stockholders, except as is otherwise specifically provided by these By-Laws, by the Certificate of Incorporation or by statute.  If less than a majority of such outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than 30 days, or, if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.  At any stockholder meeting to elect directors, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Section 7.  Voting.  Unless otherwise provided in the Certificate of Incorporation, each holder of voting stock shall be entitled to vote in person or by proxy at each meeting and he shall have one vote for each share of voting stock registered in his name.  However, no proxy shall be voted three years after the date thereof, unless the proxy provides for a longer period.

Section 8.  Action Without a Meeting.  Any action which may be taken at a meeting of stockholders may be taken without a meeting, if a consent or consents in writing, setting forth such action, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the Corporation’s minute book.  Deliveries made to the Corporation’s registered office shall be by hand or by certified mail, return receipt requested.  Such consents shall bear the date of signature of each stockholder who signs the consent and such consents shall not be effective to take the action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner referred to above in this Article II, Section 8, written consents signed by a sufficient number of stockholders to take such action are delivered in the same manner.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous consent shall be given to those stockholders who have not so consented.

ARTICLE III:  DIRECTORS

Section 1.  Number.  The number of directors who will constitute the entire Board of Directors shall not be less than one (1) or more than (7)..  The number of directorships at any time shall be that number most recently fixed by action of the Board of Directors or stockholders, or absent such action, shall be the number of directors elected at the preceding annual meeting of stockholders, or the meeting held in lieu thereof, plus the number elected since any such meeting to account for any increase in the size of the Board Directors.

Section 2.  Election.  Members of the initial Board of Directors as elected at the organization meeting shall hold office until the first annual meeting of stockholders and until their successors shall have been elected and qualified.  At each annual meeting of stockholders, directors shall be elected to hold office until their successors are elected and qualified or until their earlier resignation or removal.

Section 3.  Regular Meetings.  A regular meeting of a newly-elected Board of Directors shall be held immediately after, and at the same place as, the annual meeting of stockholders.  Other regular meetings of the Board of Directors may be held without notice at such time and place as the Board of Directors may from time to time determine.  A director may participate at a meeting of the Board of Directors by means of a conference telephone or similar communications equipment provided such equipment enables all directors at the meeting to hear one another.

Section 4.  Other Meetings.  Other meetings of the Board of Directors may be called by the President on two days’ notice to each director, either personally or by telephone, telex, telegram or other form of recorded communication, or by mail.  Said notice may be waived by a written waiver signed by any director who does not receive notice of such meeting.  The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

Section 5.  Quorum.  At all meetings of the Board of Directors, a majority of directors shall constitute a quorum for the transaction of business.  The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is specifically required by the By-Laws, by the Certificate of Incorporation or by statute.

Section 6.  Committees of Directors.  The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may designate one or more directors to constitute a committee.  Such committee; to the extent provided in the resolution of the Board of Directors, shall have and may exercise the powers of the Board of Directors in the management of the business, property and affairs of the Corporation, and shall keep records of its acts and proceedings and report the same to the Board of Directors as and when required; but no such committee shall have the power or authority to amend the Corporation’s Certificate of Incorporation or By-Laws, adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets or the dissolution of the Corporation, or declare a dividend or authorize the issuance of stock.

Section 7.  Action Without Meeting.  Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee.

Section 8.  Resignation and Removal.  Unless otherwise provided in any contract with the Corporation, any director may resign or be removed at any time.  A director who intends to resign shall give written notice to the chief executive officer, the president, the secretary, or the Board of Directors of the Corporation.  Removal of a director, with or without cause, may be effected by the affirmative vote of the holders of a majority of the stock entitled to vote.

Section 9.  Vacancies.  Any vacancy occurring in the Board of Directors, including a vacancy resulting from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors although less than a quorum of the Board of Directors.  A director elected to fill a vacancy shall be elected for the expired term of his predecessor and until his successor is duly chosen.

Section 10.  Compensation.  The directors may be reimbursed for any expenses incurred by them in attendance at any meeting of the Board of Directors or of any of its committees.  Every director may be paid a stated salary as director and/or a fixed sum for attendance at each meeting at which he is present.  No payments or reimbursements described herein shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE IV:  OFFICERS

Section 1.  Election.  A President, a Secretary, and when deemed necessary the Board of Directors, a Chairman and/or Vice Chairman of the Board of Directors, one or more Vice Presidents, a Treasurer and other officers and assistant officers shall be elected by the Board of Directors to hold office until their successors are elected and qualified or until their earlier removal or resignation.  More than two offices may be held by the same person.

Section 2.  Chairman of the Board.  The Chairman of the Board, if any, shall preside at all meetings of the shareholders and the directors, shall see that all orders and resolutions of the Board are carried into effect, and shall perform such other duties as the Board of Directors may from time to time assign to him.  In the absence or nonelection of a president or in the event of the inability of the president to act, the chairman of the Board shall exercise all the powers and discharge all the duties of the president.

Section 3.  President.  The powers and duties of the President, except to the extent delegated by the Board of Directors to the Chief Executive Officer if one shall be elected, shall include active executive management of the operations of the Corporation, subject to the control of the Board of Directors, and responsibility for carrying out all orders and directions of the Board of Directors.  In the absence or nonelection of a Chairman of the Board, the President shall preside at meetings of stockholders and directors, discharging all duties incumbent upon a presiding officer, and shall perform such other duties as the By-Laws provide and as the Board of Directors may prescribe.

Section 4.  Vice Presidents.  The Board of Directors may at its discretion elect one or more Executive Vice Presidents who, when elected, shall have such powers and perform such duties as are customary for the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer or other senior executive of a company, subject to the control of the Board of Directors, and such other duties as the Board of Directors may from time to time assign.  The Board may also elect such other Vice Presidents as it deems necessary who shall have such powers and perform such duties as the President or the Board of Directors may from time to time assign and shall perform such other duties as may be prescribed by these By-Laws.  At the request of the President, or in case of his absence or inability to act, the Executive Vice President or Vice President so appointed, shall perform the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

Section 5.  Secretary.  The Secretary shall have the duty to keep true and complete records of the proceedings of the meetings of the shareholders, the Board of Directors and any committees of directors and shall file any written consents of the shareholders, the Board of Directors and any committees of directors with these records.  It shall be the duty of the Secretary to be custodian of the records and of the seal of the Corporation.  The Secretary shall also attend to the giving of all notices and shall perform such other duties as the By-Laws may provide or the Board of Directors may assign.

Section 6.  Assistant Secretary.  If one shall be elected, the Assistant Secretary shall have such powers and perform such duties as the President, Secretary or the Board of Directors may from time to time assign and shall perform such other duties as may be prescribed by these By-Laws.  At the request of the Secretary, or in case of his absence or inability to act, the Assistant Secretary shall perform the duties of the Secretary and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary.

Section 7.  Treasurer.  If one shall be elected, the Treasurer shall keep correct and complete records of account showing accurately at all times the financial condition of the Corporation.  The Treasurer shall also act as legal custodian of all moneys, notes, securities and other valuables that may from time to time come into the possession of the Corporation, and shall promptly deposit all funds of the Corporation coming into his hands in the bank or other depository designated by the Board of Directors and shall keep this bank account in the name of the Corporation.  Whenever requested by the Board of Directors, the Treasurer shall furnish a statement of the financial condition of the Corporation and shall perform such other duties as the By-Laws may provide and the Board of Directors may assign.

Section 8.  Assistant Treasurer.  If one shall be elected, the Assistant Treasurer shall have such powers and perform such duties as the President, Treasurer or Board of Directors may from time to time assign and shall perform such other duties as may be prescribed by these By-Laws.  At the request of the Treasurer, or in case of his absence or inability to act, the Assistant Treasurer shall perform the duties of the Treasurer and. when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Treasurer.

Section 9.  Other Officers.  Such other officers as are appointed shall exercise such duties and have such powers as the Board of Directors may assign.

Section 10.  Transfer of Authority.  In case of the absence of any officer of the Corporation or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may transfer the powers or duties of that officer to any other officer or to any director or employee of the Corporation, provided that a majority of the entire Board of Directors approves.

Section 11.  Resignation and Removal.  Unless otherwise provided in any contract with the Corporation, any officer may resign or be removed at any time.  An officer who intends to resign shall give written notice to the President or to the Secretary.  Removal of an officer, with or without cause, may be effected by the Board of Directors.

Section 12.  Vacancies.  A vacancy occurring in any office may be filled by the Board of Directors.

Section 13.  Voting Powers of the Chairman and the President.  Either the Chairman of the Board of Directors or the President shall be authorized from time to time, acting independently, to vote such shares of capital stock owned by the Corporation as they may individually deem necessary or desirable.

ARTICLE V:  [Intentionally Left Blank]

ARTICLE VI:  CAPITAL STOCK

Section 1.  Consideration and Payment.  The capital stock may be issued for such consideration, having a value not less than the par value of any such stock expressed in dollars as shall be determined by the Board of Directors.  Payment of such consideration may be made, in whole or in part, in money, other tangible or intangible property, labor or services performed.  No certificate shall be issued for any share until the share is fully paid.

Section 2.  Stock Certificates.  Every holder of the capital stock of the Corporation shall be entitled to a certificate signed by, or in the name of the Corporation by the Chairman or Vice Chairman, if any, or the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer.  Any of or all the signatures on the certificate may be a facsimile.  Upon each such certificate shall appear such legend or legends as may be required by law or by any contract or agreement to which the Corporation is a party.  No certificate shall be valid without such signatures or legends as are required hereby.

Section 3.  Lost Certificate.  Whenever a person shall request the issuance of a certificate of stock to replace a certificate alleged to have been lost by theft, destruction or otherwise, the Board of Directors shall require that such person make an affidavit to the fact of such loss before the Board of Directors shall authorize the requested issuance.  Before issuing a new certificate, the Board of Directors may also require a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost.

Section 4.  Transfer of Stock.  The Corporation or its transfer agent shall register a transfer of a stock certificate, issue a new certificate and cancel the old certificate upon presentation for transfer of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer if there has been compliance with any applicable tax law relating to the collection of taxes and after the Corporation or its agent has discharged any duty to inquire into any adverse claims of which the Corporation or agent has notice.  Notwithstanding the foregoing, no such transfer shall be effected by the Corporation or its transfer agent if such transfer is prohibited by statute, by the Certificate of Incorporation or these By-Laws of the Corporation or by any contract or agreement to which the Corporation is a party.

ARTICLE VII:  DIVIDENDS AND RESERVES

Section 1.  Dividends.  Subject to any limitations or conditions contained in the Certificate of Incorporation, dividends may be declared by a resolution duly adopted on behalf of the Corporation and may be paid in cash, property or in shares of the capital stock of the Corporation.

Section 2.  Reserves.  Before payment of any dividend, the Board of Directors may set aside out of any funds available for dividends such sum or sums as the Board of Directors, in its absolute discretion, deems proper as a reserve fund to meet contingencies or for equalizing dividends or to repair or maintain property or to serve such other purposes conducive to the interests of the Corporation.

ARTICLE VIII:  FISCAL YEAR

Section 1.  The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

ARTICLE IX:  INDEMNIFICATION

Section 1.  Power to Indemnify in Actions, Suits or Proceedings other than those by or in the Right of the Corporation.  Subject to Section 3 of this Article, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Section 2.  Power to Indemnify in Actions, Suits, or Proceedings by or in the Right of the Corporation.  Subject to Section 3 of this Article, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 3.   Authorization of Indemnification.  Any indemnification under this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article, as the case may be.  Such determination shall be made by (i) a majority vote of the directors who are not parties to such action, suit, or proceeding, even though less than a quorum, or (ii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders.  To the extent, however, that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding described above, or in defense of any claim, issue, or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Section 4.   Good Faith Defined.  For purposes of any determination under Section 3 of this Article, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise.  The term “another enterprise” as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee, or agent.  The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 1 or 2 of this Article, as the case may be.

Section 5.   Indemnification by a Court.  Notwithstanding any contrary determination in the specific case under Section 3 of this Article, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article.  The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 1 or 2 of this Article, as the case may be.  Neither a contrary determination in the specific case under Section 3 of this Article nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct.  Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application.  If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

Section 6.   Expenses Payable in Advance.  Expenses incurred by a director or officer in defending any civil, criminal, administrative, or investigative action, suit, or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article.

Section 7.  Nonexclusivity of Indemnification and Advancement of Expenses.  The indemnification and advancement of expenses provided by or granted pursuant to this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article shall be made to the fullest extent permitted by law.  The provisions of this Article shall not be deemed to preclude the indemnification of any person who is not specified in Section 1 or 2 of this Article but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.

Section 8.   Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article.

Section 9.   Certain Definitions.  For purposes of this Article, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.  For purposes of this Article, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee, or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article.

Section 10.   Survival of Indemnification and Advancement of Expenses.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 11.   Limitation on Indemnification.  Notwithstanding anything contained in this Article to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 hereof), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

Section 12.   Indemnification of Employees and Agents.  The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article to directors and officers of the Corporation.

ARTICLE X:  AMENDMENT OF BY-LAWS

These By-Laws may be altered, amended or repealed or new By-Laws may be adopted by the stockholders at any annual or special meeting of stockholders or by the Board of Directors at any meeting of the Board of Directors, provided that notice of such amendment, repeal or adoption of new By-Laws be included in the notice of such meeting.